TIAA-CREF Funds	Supplement

TIAA-CREF U.S. Equity Funds

TIAA-CREF Social Choice Equity Fund (the “Fund”)

SUPPLEMENT NO. 1
dated January 22, 2024 to the Summary Prospectus dated March 1, 2023

SUPPLEMENT NO. 3
dated January 22, 2024 to the Statutory Prospectus dated March 1, 2023

Important Notice Regarding Change in Investment Policy

The Board of Trustees (the “Board”) of the TIAA-CREF Funds has approved changes to the Fund’s benchmark and investment objective, effective as of March 1, 2024. Therefore, effective March 1, 2024, all references to the Fund’s benchmark in both the Summary Prospectus and Statutory Prospectus are hereby changed from the Russell 3000® Index to the S&P 500® Index. Additionally, effective March 1, 2024, the following language hereby replaces in its entirety the language in the Fund’s “Investment objective” section in both the Summary Prospectus and Statutory Prospectus:

The Fund seeks a favorable long-term total return that reflects the investment performance of the U.S. equity markets, as represented by the benchmark index, while giving special consideration to certain environmental, social and governance (“ESG”) criteria.

The Board has also approved a change in the Fund’s name and non-fundamental policy to invest at least 80% of its assets in particular investments (“80% Policy”), effective May 1, 2024. Therefore, effective as of May 1, 2024, all references to the TIAA-CREF Social Choice Equity Fund in both the Summary Prospectus and Statutory Prospectus are hereby changed to the Nuveen Large Cap Responsible Equity Fund.

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Additionally, effective as of May 1, 2024, the following language hereby replaces the Fund’s 80% policy found in the first sentence in the first paragraph of the Fund’s “Principal investment strategies” section in both the Summary Prospectus and Statutory Prospectus:

Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities that meet the Fund’s ESG criteria.

Further, effective as of May 1, 2024, the following language hereby replaces in its entirety the last sentence of the first paragraph of the Fund’s “Principal investment strategies” section in both the Summary Prospectus and Statutory Prospectus:

For purposes of the 80% investment policy, “large-cap” securities are equity securities that at the time of purchase have a market capitalization within the range of companies included in the S&P 500 Index and “assets” means net assets, plus the amount of any borrowings for investment purposes.

These changes are not expected to materially affect the investment process that Teachers Advisors, LLC, the Fund’s investment adviser, uses to select Fund investments, the Fund’s principal investment risks or the Fund’s portfolio management team.

The Board has also approved changes to the names of certain of the Fund’s share classes, effective May 6, 2024. Therefore, as of May 6, 2024, all references to the following share classes in the Summary Prospectus and Statutory Prospectus are hereby changed as follows:

Existing Name	New Name
Institutional Class	Class R6
Advisor Class	Class I
Retail Class	Class A
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Effective May 6, 2024, the following is a general summary of the initial and subsequent investment minimums for the newly renamed share classes, although financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A	Class R6	Class I
Eligibility and Minimum Initial Investment

$2,500 for all accounts except:

• $2,000 for Traditional/Roth IRA accounts and Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

Available only to certain investors as will be described in the prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as will be described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as will be described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Effective May 6, 2024, exchanges of shares of the Fund may be made for shares of the same class of other funds offered by the TIAA-CREF Funds and of funds advised by Nuveen Fund Advisors, LLC (the “Nuveen Funds”).

Further, the Board has approved the addition of a sales charge to be imposed on purchases of Retail Class shares, effective May 6, 2024. Therefore, effective as of May 6, 2024, Retail Class shares will be available for purchase at the offering price, which will be the net asset value per share (“NAV”) plus an up-front sales charge. The up-front sales charges for the Retail Class shares of the Fund will be as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.75	2.83	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00

* You can purchase $1 million or more of Retail Class shares at net asset value without an up-front sales charge. Nuveen Securities, LLC (the “Distributor”) pays financial intermediaries of record at a rate of 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million, which includes an advance of the first year’s Rule 12b-1 fee. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem any of your shares within 18 months of purchase.

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Shareholders with an account that holds Retail Class shares of the Fund prior to May 6, 2024 will not be subject to the sales charge or a CDSC on any future purchases or redemptions of Retail Class shares of the Fund or any other fund that is a series of the TIAA-CREF Funds or is a Nuveen Fund in their account. Such shareholders will be able to purchase and redeem Retail Class shares at NAV.

Supplemented prospectuses will be made available on May 6, 2024, which will more fully detail the investment minimums and other requirements of the newly renamed share classes as well as the sales charge on purchases of Retail Class shares.

A41584 (1/24)

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